UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 6, 2008

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

       001-16503                                          98-0352587
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(Commission File Number)                       (IRS Employer Identification No.)


                            c/o Willis Group Limited
                                 51 Lime Street
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                            London EC3M 7DQ, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 on Form 8-K/A to the Form 8-K originally filed on May 12, 2008 (the "Original Form 8-K") is made solely to: (i) change the date of report on the cover page to May 6, 2008, from May 5, 2008; (ii) correct the caption of
Item 5.02; (iii) reflect in Item 5.02, under the heading "Grant of Options under the 2008 Plan," the correct grant date (May 6, 2008, rather than May 5, 2008) and the higher, correct exercise price ($37.06 per share rather than $36.72 per share); (iv) make minor textual corrections and additions; and (v) add Item 9.01 to include two exhibits. Item 5.02 below reflects the complete text of the Item, as amended. Except for the foregoing, all other information in the Original Form 8-K remains the same.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (e)

Shareholder Approval of 2008 Plan

     On April 23, 2008, at the Annual General Meeting, the Shareholders of Willis Group Holdings Limited (the "Company") voted to approve and adopt the Willis Group Holdings Limited 2008 Share Purchase and Option Plan (the "2008 Plan"), which had previously been approved by the Company's Board of Directors.

     Awards made under the 2008 Plan may be in the form of grants of options to purchase shares of Company common stock, restricted stock, restricted stock units and other share-based grants to any of the Company's employees and Directors and those of any associate companies as designated by the Board as being eligible for participation in the 2008 Plan. The maximum number of shares available to be granted under the 2008 Plan is 8,000,000.

     Unless sooner terminated by the Company's Board of Directors, the 2008 Plan will expire 10 years after its approval by shareholders. Any termination or expiration will not affect the validity of any grant outstanding on the date of the plan's termination or expiration.

     The Company's Board of Directors and the Compensation Committee administer the 2008 Plan, including, without limitation, the determination of the employees to whom grants will be made, the number of shares subject to each grant and the various terms of those grants (including, without limitation, the acceleration of the vesting of any award). The 2008 Plan allows the Compensation Committee to delegate to the Chief Executive Officer and to the Company's other senior officers its duties under the Plan except that only the Compensation Committee may designate and make grants to employees who are subject to Section 16 of the Securities Exchange Act. The Compensation Committee may from time to time amend the terms of any grant so long as such amendment is consistent with the terms of the plan, and the Company's Board of Directors retains the right to amend, suspend or terminate the 2008 Plan at any time.

Grant of Options under the 2008 Plan

     On May 6, 2008, the Company awarded grants of options to its senior executive officers under the 2008 Plan at the closing price of the shares as reported by the New York Stock Exchange on that date ($37.06 per share). The following named executive officers received grants of options as detailed below:

                                                                       Options
Name                    Position                                       Granted
----                    --------                                       -------
Patrick C. Regan        Group Chief Financial Officer and Chief       125,000
                        Operating Officer

Grahame J. Millwater    Group President and Chairman, Willis Re       140,000

Peter Hearn             Chief Executive Officer, Willis Re            100,000

David B. Margrett       Chairman and Chief Executive, Willis Limited  100,000

     For each of the next three years, subject to the optionee being in the employment of the Company or any of its subsidiaries at each respective date, these options will be deemed earned if the Company achieves certain financial targets. One-half of the award is earned against an Adjusted EPS target and one-half is earned against an Adjusted Operating Margin target, in each case reflecting those advised at the Company's 2007 Investor Day. Specifically, for 2008, one-sixth is earned if Adjusted EPS is at least $2.85, and one-sixth is earned if Adjusted Operating Margin is at least 24%; for 2009, one-sixth is earned if Adjusted EPS is at least $3.30, and one-sixth is earned if Adjusted Operating Margin is at least 26%; and for 2010, one-sixth is earned if Adjusted EPS is at least $4.00, and one-sixth is earned if Adjusted Operating Margin is at least 28%. Adjusted EPS or Adjusted Operating Margin-based options not earned for 2008 or 2009 may be earned nonetheless if the corresponding Adjusted EPS or the Adjusted Operating Margin target for 2010 is achieved. Options remaining unearned are forfeited. As provided in the 2008 Plan, in determining whether these targets have been achieved, the Compensation Committee may make adjustments to take into account, among other things, extraordinary transactions and mergers.

     Subject to the optionee being in the employment of the Company or any of its subsidiaries at each respective date, options that have been earned will vest 50% on the third anniversary of the grant and 25% on each of the fourth and fifth anniversaries of the grant. Subject to continued employment, vested options are generally exercisable until the seventh anniversary of the grant. Upon the occurrence of a merger, amalgamation under Bermuda law, consolidation or other corporate event the Compensation Committee may elect to cancel all outstanding awards granted under the 2008 Plan or cause them to remain outstanding and be adjusted to reflect the effect of any such event on the Shares. However, if the outstanding options are not assumed or exchanged for substitute options, the Compensation Committee may, in its discretion, allow exercisable earned options to be exercised before the closing of the event; otherwise the exercisable earned options shall terminate upon the closing of such event.

     In consideration for the grant of these options, the optionee must execute an Option Agreement, which sets forth the terms and conditions of the option grant. The optionee also may be required to execute an Agreement of Restrictive Covenants and Other Obligations if the optionee is not already subject to substantially similar restrictive covenants and confidentiality obligations.

     The agreement executed by Mr. Hearn prohibits him from competing with the Company for 12 months following the date of his termination during which time he will continue to receive his normal salary and benefits. It also contains post-employment non-solicitation and non-dealing restrictive covenants for12 months following the date of his termination with respect to clients and employees of the Company and runs concurrent to any existing obligations in his employment agreement or otherwise.

     A copy of the form of Willis Partners Plan Option Agreement for the May 6, 2008 grant and a copy of the Agreement of Restrictive Covenants and Other Obligations dated as of May 6, 2008 between the Company and Peter Hearn.are filed as Exhibits 10.1 and 10.2, respectively, to this Report, and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

               (d)     Exhibits.

       10.1 Form of Willis Partners Plan Option Agreement (May 6, 2008) under the Willis Group Holdings Limited 2008 Share Purchase and Option Plan

       10.2 Agreement of Restrictive Covenants and Other Obligations dated as of May 6, 2008 between the Company and Peter Hearn

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WILLIS GROUP HOLDINGS LIMITED


Date: June 26, 2008                     By: /s/ Adam G. Ciongoli
                                            --------------------------------
                                        Name:  Adam G. Ciongoli
                                        Title: General Counsel

                                  Exhibit Index

Exhibit No.    Description of Exhibit
-----------    ----------------------

10.1 Form of Willis Partners Plan Option Agreement (May 6, 2008) under the Willis Group Holdings Limited 2008 Share Purchase and Option Plan

10.2 Agreement of Restrictive Covenants and Other Obligations dated as of May 6, 2008 between the Company and Peter Hearn